Exhibit 99.2
Furmanite Corporation QUARTER ENDED SEPTEMBER 30, 2010 Charles R. Cox, Chairman & CEO Joseph E. Milliron, President & COO Robert S. Muff, Principal Financial Officer

Certain of the Company's statements in this presentation are not purely historical, and as such are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management's plans, beliefs, expectations, intentions or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company's business, and other risks and uncertainties detailed most recently in this presentation and the Company's Form 10-K as of December 31, 2009 filed with the Securities and Exchange Commission. One or more of these factors could affect the Company's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this presentation are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements. Safe Harbor Statement 11/8/2010 2

Furmanite Corporation Review of Q3 2010 Charles R. Cox, Chairman & CEO 11/8/2010 3

Furmanite Corporation Q3 2010 Financial Review Robert S. Muff, Principal Financial Officer 11/8/2010 4

FURMANITE

Consolidated Income Statements

($ in 000s except per share amounts) (Unaudited)

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,		
	2010	2009	Change	2010	2009	Change
Revenues	$ 66,935	$ 70,757	$ (3,822)	$ 210,883	$ 203,515	$ 7,368
Operating costs	44,596	46,592	(1,996)	141,480	136,431	5,049
Depreciation and amortization expense	1,646	1,563	83	4,767	4,353	414
Selling, general and administrative expense	15,995	21,016	(5,021)	51,227	58,699	(7,472)
Operating income excluding restructuring costs	4,698	1,586	3,112	13,409	4,032	9,377
Restructuring costs	1,992	-	1,992	4,716	-	4,716
Operating income	2,706	1,586	1,120	8,693	4,032	4,661
Interest and other income (expense), net	200	(333)	533	(186)	(706)	520
Income before income taxes	2,906	1,253	1,653	8,507	3,326	5,181
Income tax expense	(1,095)	(1,050)	(45)	(2,745)	(2,012)	(733)
Net income	$ 1,811	$ 203	$ 1,608	$ 5,762	$ 1,314	$ 4,448
Diluted EPS	$ 0.05	$ 0.01	$ 0.04	$ 0.16	$ 0.04	$ 0.12
Diluted EPS, excluding restructuring, net of tax	$ 0.10	$ 0.01	$ 0.09	$ 0.27	$ 0.04	$ 0.23

11/8/2010 5

Adjustments for Currency Rates ($ in 000s) (Unaudited) 11/8/2010 6 For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Nine Months Ended For the Nine Months Ended For the Nine Months Ended For the Nine Months Ended For the Nine Months Ended September 30, September 30, September 30, September 30, September 30, September 30, September 30, September 30, September 30, September 30, 2010 2009 Change 2010 2009 Change Currency adjusted revenues $ 67,706 $ 70,757 $ (3,051) $ 208,708 $ 203,515 $ 5,193 Currency adjusted costs and expenses: Operating costs 46,496 46,592 (96) 142,166 136,431 5,735 Depreciation and amortization expense 1,652 1,563 89 4,692 4,353 339 Selling, general and administrative expense 17,127 21,016 (3,889) 53,896 58,699 (4,803) Currency adjusted operating income $ 2,431 $ 1,586 $ 845 $ 7,954 $ 4,032 $ 3,922

Revenues Adjusted for Currency Rates ($ in 000s except percentages) (Unaudited) 11/8/2010 7 For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Nine Months Ended For the Nine Months Ended For the Nine Months Ended For the Nine Months Ended For the Nine Months Ended September 30, September 30, September 30, September 30, September 30, September 30, September 30, September 30, September 30, September 30, 2010 2009 Change 2010 2009 Change Revenues Americas $ 27,408 $ 27,937 -2% $ 96,525 $ 90,313 7% EMEA 28,243 32,928 -14% 82,350 88,341 -7% Asia-Pacific 11,284 9,892 14% 32,008 24,861 29% Total revenues $ 66,935 $ 70,757 -5% $ 210,883 $ 203,515 4% Currency adjusted revenues: Americas $ 27,395 $ 27,937 -2% $ 96,359 $ 90,313 7% EMEA 29,755 32,928 -10% 83,725 88,341 -5% Asia-Pacific 10,556 9,892 7% 28,624 24,861 15% Total currency adjusted revenues $ 67,706 $ 70,757 -4% $ 208,708 $ 203,515 3%

FURMANITE

Operating Income & Net Income Adjusted for Currency Rates

($ in 000s except percentages) (Unaudited)

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,		
	2010	2009	Change	2010	2009	Change
Operating income (loss) after allocation of headquarter costs:						
Americas	$ 919	$ (1,042)	188%	$ 5,067	$ (625)	911%
EMEA	(401)	1,046	-138%	(2,614)	1,379	-290%
Asia-Pacific	2,188	1,582	38%	6,240	3,278	90%
Total operating income after allocation of headquarter costs	$ 2,706	$ 1,586	71%	$ 8,693	$ 4,032	116%
Currency adjusted operating income (loss) after allocation of headquarter costs:						
Americas	$ 929	$ (1,042)	189%	$ 5,084	$ (625)	913%
EMEA	(510)	1,046	-149%	(2,738)	1,379	-299%
Asia-Pacific	2,012	1,582	27%	5,608	3,278	71%
Total Currency adjusted operating income after allocation of headquarter costs	$ 2,431	$ 1,586	53%	$ 7,954	$ 4,032	97%
Net income	$ 1,811	$ 203	792%	$ 5,762	$ 1,314	339%
Currency adjusted net income	$ 1,419	$ 203	599%	$ 5,217	$ 1,314	297%

11/8/2010 8

Condensed Consolidated Balance Sheets ($ in 000s) (Unaudited) 11/8/2010 9 September 30, December 31, 2010 2009 Change Cash $ 39,782 $ 36,117 $ 3,665 Trade receivables, net 58,437 52,021 6,416 Inventories 25,997 26,827 (830) Other current assets 5,903 9,085 (3,182) Total current assets 130,119 124,050 6,069 Property and equipment, net 29,718 30,168 (450) Other assets 21,282 20,771 511 Total assets $ 181,119 $ 174,989 $ 6,130 Total current liabilities $ 43,781 $ 44,439 $ (658) Total long-term debt 30,092 30,139 (47) Other liabilities 14,787 15,081 (294) Total stockholders' equity 92,459 85,330 7,129 Total liabilities and stockholders' equity $ 181,119 $ 174,989 $ 6,130

Condensed Consolidated Cash Flows ($ in 000s) (Unaudited) 11/8/2010 10 For the Nine Months Ended For the Nine Months Ended For the Nine Months Ended For the Nine Months Ended For the Nine Months Ended September 30, September 30, September 30, September 30, September 30, 2010 2009 Change Net income $ 5,762 $ 1,314 $ 4,448 Depreciation, amortization and other non-cash items 5,683 4,746 937 Working capital changes (3,483) 5,298 (8,781) Net cash provided by operating activities 7,962 11,358 (3,396) Capital expenditures (4,484) (5,446) 962 Payments on debt (188) (35,382) 35,194 Proceeds on issuance of debt 76 35,049 (34,973) Debt issuance costs - (567) 567 Other, net 429 (348) 777 Effect of exchange rate changes on cash (130) 753 (883) Increase in cash and cash equivalents 3,665 5,417 (1,752) Cash and cash equivalents at beginning of period 36,117 30,793 5,324 Cash and cash equivalents at end of period $ 39,782 $ 36,210 $ 3,572

Furmanite Corporation Q3 2010 Operations Review Joseph E. Milliron, President and Chief Operating Officer 11/8/2010 11

12 11/8/2010 1,690 total employees at September 30, 2010 160 less than September 30, 2009 1,213 technicians - reduction of 63 or 5% Maintained bench strength 477 selling, general and administrative (SG&A) personnel - reduction of 97 or 17% Costs aligned with revenues

Business and Geographic Data - Turnaround Services Revenues ($ in 000's) (Unaudited) 11/8/2010 13 1 U.S. and Canada 2 Europe, Middle East and Africa Total Americas1 EMEA2 APAC Turnaround Services 3rd Qtr. 2010 $ 30,041 $ 11,935 $ 13,864 $ 4,242 Turnaround Services 3rd Qtr 2009 31,508 12,211 14,684 4,613 Variance $ (1,467) $ (276) $ (820) $ (371) Turnaround Services YTD 2010 $ 96,953 $ 42,976 $ 39,154 $ 14,823 Turnaround Services YTD 2009 91,653 41,899 38,965 10,789 Variance $ 5,300 $ 1,077 $ 189 $ 4,034

14 Total Americas1 EMEA2 APAC Under Pressure Services 3rd Qtr. 2010 $ 26,020 $ 12,099 $ 8,990 $ 4,931 Under Pressure Services 3rd Qtr 2009 27,177 11,664 11,333 4,180 Variance $ (1,157) $ 435 $ (2,343) $ 751 Under Pressure Services YTD 2010 $ 75,599 $ 35,836 $ 26,594 $ 13,169 Under Pressure Services YTD 2009 73,101 32,246 29,480 11,375 Variance $ 2,498 $ 3,590 $ (2,886) $ 1,794 Business and Geographic Data - Under Pressure Services Revenues ($ in 000's) (Unaudited) 1 U.S. and Canada 2 Europe, Middle East and Africa 11/8/2010

15 Operation Highlights from the Quarter APAC - Completed 4 - 28" Line Stops 100 Feet Underwater AMERICAS-- 3 Major Turnarounds and Mobilization Refinery Start up In Aruba EMEA -- Scandinavia 3 Major Turnarounds - 1 Off Shore ; 2 On Shore 11/8/2010

Central Europe Restructuring Progress 16 11/8/2010 Social Plans Approved Reduction Personnel EMEA 25% Structural Change - Better Customer Service Customer Meetings Technicians / Local Management Laser Focused Perfect Customer Service

Furmanite Corporation Review of Q3 2010 www.furmanite.com 17